Exhibit 99.2

FIRST FINANCIAL BANCORP.
CONSOLIDATED FINANCIAL HIGHLIGHTS

(Dollars in thousands, except per share)
(Unaudited)

	Three months ended,					Twelve months ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008

RESULTS OF OPERATIONS
Net interest income	$73,182	$40,664	$31,209	$30,928	$30,129	$175,983	$116,202
Net income	$13,795	$225,566	$1,450	$5,735	$2,084	$246,546	$22,962
Net income available to common shareholders	$12,795	$224,566	$450	$5,157	$2,084	$242,968	$22,962
Net earnings per common share - basic	$0.25	$4.40	$0.01	$0.14	$0.06	$5.40	$0.62
Net earnings per common share - diluted	$0.25	$4.36	$0.01	$0.14	$0.06	$5.33	$0.61
Dividends declared per common share	$0.10	$0.10	$0.10	$0.10	$0.17	$0.40	$0.68

KEY FINANCIAL RATIOS
Return on average assets	0.80%	19.85%	0.15%	0.62%	0.23%	5.20%	0.67%
Return on average shareholders' equity	8.05%	186.11%	1.53%	6.63%	2.89%	52.04%	8.21%
Return on average common shareholders' equity	8.44%	221.29%	0.60%	7.67%	2.97%	61.43%	8.27%
Return on average tangible common shareholders' equity	9.37%	260.04%	0.66%	8.57%	3.32%	72.27%	9.24%

Net interest margin	4.63%	3.90%	3.60%	3.61%	3.67%	4.05%	3.71%
Net interest margin (fully tax equivalent) (1)	4.65%	3.93%	3.64%	3.65%	3.71%	4.08%	3.77%

Ending equity as a percent of ending assets	10.11%	9.24%	11.81%	9.29%	9.42%	10.11%	9.42%
Ending common equity as a percent of ending assets	8.92%	8.16%	9.74%	7.24%	7.31%	8.92%	7.31%
Ending tangible common equity as a percent of:
Ending tangible assets	8.10%	7.40%	9.06%	6.54%	6.57%	8.10%	6.57%
Risk-weighted assets	13.73%	13.26%	11.05%	8.38%	8.37%	13.73%	8.37%

Average equity as a percent of average assets	9.90%	10.66%	10.04%	9.29%	8.04%	9.99%	8.16%
Average common equity as a percent of average assets	8.76%	8.93%	7.98%	7.22%	7.82%	8.34%	8.11%
Average tangible common equity as a percent of average tangible assets	7.96%	7.70%	7.27%	6.51%	7.05%	7.18%	7.31%

Book value per common share	$11.59	$11.52	$7.16	$7.36	$7.21	$11.59	$7.21
Tangible book value per common share	$10.43	$10.35	$6.61	$6.59	$6.43	$10.43	$6.43

Tier 1 Ratio (2)	16.74%	16.07%	14.77%	12.16%	12.38%	16.74%	12.38%
Total Capital Ratio (2)	18.00%	17.32%	16.02%	13.39%	13.62%	18.00%	13.62%
Leverage Ratio (2)	9.57%	14.41%	12.02%	9.51%	10.00%	9.57%	10.00%

AVERAGE BALANCE SHEET ITEMS
Loans (3)	$2,929,850	$2,886,729	$2,744,063	$2,717,097	$2,690,895	$2,820,202	$2,661,546
Covered loans and FDIC indemnification asset	2,278,431	539,330	0	0	0	710,230	0
Investment securities	608,952	575,697	731,119	758,257	574,893	667,843	452,921
Interest-bearing deposits with other banks	447,999	136,210	8,614	7,291	1,737	151,198	18,603
Total earning assets	$6,265,232	$4,137,966	$3,483,796	$3,482,645	$3,267,525	$4,349,473	$3,133,070
Total assets	$6,863,923	$4,508,809	$3,784,458	$3,777,510	$3,566,051	$4,741,514	$3,426,275
Noninterest-bearing deposits	$768,573	$543,320	$425,330	$416,206	$412,644	$539,336	$397,267
Interest-bearing deposits	4,781,908	3,065,377	2,408,054	2,405,700	2,367,121	3,171,496	2,400,136
Total deposits	$5,550,481	$3,608,697	$2,833,384	$2,821,906	$2,779,765	$3,710,832	$2,797,403
Borrowings	$471,916	$377,406	$542,578	$566,808	$474,655	$489,109	$321,539
Shareholders' equity	$679,840	$480,839	$379,944	$350,857	$286,582	$473,793	$279,709

CREDIT QUALITY RATIOS (excluding covered assets)
Allowance to ending loans	2.05%	1.94%	1.34%	1.33%	1.34%	2.05%	1.34%
Allowance to nonaccrual loans	82.77%	92.17%	102.81%	147.57%	199.51%	82.77%	199.51%
Allowance to nonperforming loans	76.25%	87.68%	102.27%	146.38%	197.27%	76.25%	197.27%
Nonperforming loans to total loans	2.69%	2.21%	1.31%	0.91%	0.68%	2.69%	0.68%
Nonperforming assets to ending loans, plus OREO	2.83%	2.36%	1.48%	1.04%	0.83%	2.83%	0.83%
Nonperforming assets to total assets	1.23%	0.94%	1.14%	0.75%	0.60%	1.23%	0.60%
Net charge-offs to average loans (annualized)	1.53%	1.31%	1.19%	0.55%	0.73%	1.16%	0.47%

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis.  Therefore, management believes, these measures provide useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.
(2) December 31, 2009 regulatory capital ratios are preliminary.
(3) Includes loans held for sale.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF INCOME

(Dollars in thousands)
(Unaudited)

	Three months ended,			Twelve months ended,
	Dec. 31,			Dec. 31,
	2009	2008	% Change	2009	2008	% Change
Interest income
Loans, including fees	$81,471	$37,864	115.2%	$195,917	$159,985	22.5%
Investment securities
Taxable	6,422	6,697	(4.1)%	29,376	19,954	47.2%
Tax-exempt	320	519	(38.3)%	1,492	2,733	(45.4)%
Total investment securities interest	6,742	7,216	(6.6)%	30,868	22,687	36.1%
Other earning assets	5,132	6	85433.3%	6,443	633	917.9%
Total interest income	93,345	45,086	107.0%	233,228	183,305	27.2%

Interest expense
Deposits	17,207	12,015	43.2%	47,580	57,997	(18.0)%
Short-term borrowings	23	1,186	(98.1)%	1,318	4,828	(72.7)%
Long-term borrowings	2,611	1,395	87.2%	7,145	2,892	147.1%
Subordinated debentures and capital securities	322	361	(10.8)%	1,202	1,386	(13.3)%
Total interest expense	20,163	14,957	34.8%	57,245	67,103	(14.7)%
Net interest income	73,182	30,129	142.9%	175,983	116,202	51.4%
Provision for loan and lease losses	14,812	10,475	41.4%	56,084	19,410	188.9%
Net interest income after provision for loan and lease losses	58,370	19,654	197.0%	119,899	96,792	23.9%

Noninterest income
Service charges on deposit accounts	5,886	4,752	23.9%	19,662	19,658	0.0%
Trust and wealth management fees	3,584	3,745	(4.3)%	13,465	17,411	(22.7)%
Bankcard income	1,869	1,457	28.3%	5,961	5,653	5.4%
Net gains from sales of loans	341	321	6.2%	1,196	1,104	8.3%
Gains on sales of investment securities	0	0	N/M	3,349	1,585	111.3%
Gain on acquisition	0	0	N/M	379,086	0	N/M
(Loss) income on preferred securities	(138)	(137)	0.7%	139	(3,738)	(103.7)%
Other	12,607	2,510	402.3%	18,449	10,076	83.1%
Total noninterest income	24,149	12,648	90.9%	441,307	51,749	752.8%

Noninterest expenses
Salaries and employee benefits	30,141	17,015	77.1%	86,068	66,862	28.7%
Net occupancy	7,290	2,635	176.7%	16,202	10,635	52.3%
Furniture and equipment	2,527	1,748	44.6%	8,054	6,708	20.1%
Data processing	890	840	6.0%	3,475	3,238	7.3%
Marketing	1,283	935	37.2%	3,494	2,548	37.1%
Communication	1,169	704	66.1%	3,246	2,859	13.5%
Professional services	2,605	912	185.6%	6,032	3,463	74.2%
State intangible tax	564	435	29.7%	2,508	2,506	0.1%
FDIC expense	1,529	158	867.7%	6,847	363	1786.2%
Other	13,609	4,465	204.8%	34,712	15,994	117.0%
Total noninterest expenses	61,607	29,847	106.4%	170,638	115,176	48.2%
Income before income taxes	20,912	2,455	751.8%	390,568	33,365	1070.6%
Income tax expense	7,117	371	1818.3%	144,022	10,403	1284.4%
Net income	13,795	2,084	561.9%	246,546	22,962	973.7%
Dividends on preferred stock	1,000	0	N/M	3,578	0	N/M
Income available to common shareholders	$12,795	$2,084	514.0%	$242,968	$22,962	958.1%

ADDITIONAL DATA
Net earnings per common share - basic	$0.25	$0.06		$5.40	$0.62
Net earnings per common share - diluted	$0.25	$0.06		$5.33	$0.61
Dividends declared per common share	$0.10	$0.17		$0.40	$0.68

Return on average assets	0.80%	0.23%		5.20%	0.67%
Return on average shareholders' equity	8.05%	2.89%		52.04%	8.21%

Interest income	$93,345	$45,086	107.0%	$233,228	$183,305	27.2%
Tax equivalent adjustment	295	360	(18.1)%	1,265	1,808	(30.0)%
Interest income - tax equivalent	93,640	45,446	106.0%	234,493	185,113	26.7%
Interest expense	20,163	14,957	34.8%	57,245	67,103	(14.7)%
Net interest income - tax equivalent	$73,477	$30,489	141.0%	$177,248	$118,010	50.2%

Net interest margin	4.63%	3.67%		4.05%	3.71%
Net interest margin (fully tax equivalent) (1)	4.65%	3.71%		4.08%	3.77%

Full-time equivalent employees (2)	1,390	1,061

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis.  Therefore, management believes, these measures provided useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

(2) Does not include associates from acquisitions that are currently in a temporary hire status.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME

(Dollars in thousands)
(Unaudited)

	2009
	Fourth	Third	Second	First		% Change
	Quarter	Quarter	Quarter	Quarter	Full Year	Linked Qtr.
Interest income
Loans, including fees	$81,471	$46,811	$33,978	$33,657	$195,917	74.0%
Investment securities
Taxable	6,422	6,241	8,023	8,690	29,376	2.9%
Tax-exempt	320	352	386	434	1,492	(9.1)%
Total investment securities interest	6,742	6,593	8,409	9,124	30,868	2.3%
Other earning assets	5,132	1,311	0	0	6,443	N/M
Total interest income	93,345	54,715	42,387	42,781	233,228	70.6%

Interest expense
Deposits	17,207	11,490	9,080	9,803	47,580	49.8%
Short-term borrowings	23	261	527	507	1,318	(91.2)%
Long-term borrowings	2,611	1,977	1,251	1,306	7,145	32.1%
Subordinated debentures and capital securities	322	323	320	237	1,202	(0.3)%
Total interest expense	20,163	14,051	11,178	11,853	57,245	43.5%
Net interest income	73,182	40,664	31,209	30,928	175,983	80.0%
Provision for loan and lease losses	14,812	26,655	10,358	4,259	56,084	(44.4)%
Net interest income after provision for loan and lease losses	58,370	14,009	20,851	26,669	119,899	316.7%

Noninterest income
Service charges on deposit accounts	5,886	5,408	4,289	4,079	19,662	8.8%
Trust and wealth management fees	3,584	3,339	3,253	3,289	13,465	7.3%
Bankcard income	1,869	1,379	1,422	1,291	5,961	35.5%
Net gains from sales of loans	341	63	408	384	1,196	441.3%
Gains on sales of investment securities	0	0	3,349	0	3,349	N/M
Gain on acquisition	0	379,086	0	0	379,086	(100.0)%
(Loss) income on preferred securities	(138)	154	112	11	139	(189.6)%
Other	12,607	1,599	1,264	2,979	18,449	688.4%
Total noninterest income	24,149	391,028	14,097	12,033	441,307	(93.8)%

Noninterest expenses
Salaries and employee benefits	30,141	22,051	16,223	17,653	86,068	36.7%
Net occupancy	7,290	3,442	2,653	2,817	16,202	111.8%
Furniture and equipment	2,527	1,874	1,851	1,802	8,054	34.8%
Data processing	890	973	794	818	3,475	(8.5)%
Marketing	1,283	871	700	640	3,494	47.3%
Communication	1,169	737	669	671	3,246	58.6%
Professional services	2,605	1,220	1,254	953	6,032	113.5%
State intangible tax	564	628	648	668	2,508	(10.2)%
FDIC expense	1,529	1,612	3,424	282	6,847	(5.1)%
Other	13,609	12,893	4,580	3,630	34,712	5.6%
Total noninterest expenses	61,607	46,301	32,796	29,934	170,638	33.1%
Income before income taxes	20,912	358,736	2,152	8,768	390,568	(94.2)%
Income tax expense	7,117	133,170	702	3,033	144,022	(94.7)%
Net income	13,795	225,566	1,450	5,735	246,546	(93.9)%
Dividends on preferred stock	1,000	1,000	1,000	578	3,578	0.0%
Income available to common shareholders	$12,795	$224,566	$450	$5,157	$242,968	(94.3)%

ADDITIONAL DATA
Net earnings per common share - basic	$0.25	$4.40	$0.01	$0.14	$5.40
Net earnings per common share - diluted	$0.25	$4.36	$0.01	$0.14	$5.33
Dividends declared per common share	$0.10	$0.10	$0.10	$0.10	$0.40

Return on average assets	0.80%	19.85%	0.15%	0.62%	5.20%
Return on average shareholders' equity	8.05%	186.11%	1.53%	6.63%	52.04%

Interest income	$93,345	$54,715	$42,387	$42,781	$233,228	70.6%
Tax equivalent adjustment	295	300	307	363	1,265	(1.7)%
Interest income – tax equivalent	93,640	55,015	42,694	43,144	234,493	70.2%
Interest expense	20,163	14,051	11,178	11,853	57,245	43.5%
Net interest income - tax equivalent	$73,477	$40,964	$31,516	$31,291	$177,248	79.4%

Net interest margin	4.63%	3.90%	3.60%	3.61%	4.05%
Net interest margin (fully tax equivalent) (1)	4.65%	3.93%	3.64%	3.65%	4.08%

Full-time equivalent employees (2)	1,390	1,150	1,048	1,063

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate.  Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis.  Therefore, management believes, these measures provided useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

(2) Does not include associates from acquisitions that are currently in a temporary hire status.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME

(Dollars in thousands)
(Unaudited)

	2008
	Fourth	Third	Second	First	Full
	Quarter	Quarter	Quarter	Quarter	Year
Interest income
Loans, including fees	$37,864	$39,754	$39,646	$42,721	$159,985
Investment securities
Taxable	6,697	5,349	4,387	3,521	19,954
Tax-exempt	519	631	792	791	2,733
Total investment securities interest	7,216	5,980	5,179	4,312	22,687
Other earning assets	6	22	40	565	633
Total interest income	45,086	45,756	44,865	47,598	183,305

Interest expense
Deposits	12,015	13,608	14,635	17,739	57,997
Short-term borrowings	1,186	1,720	1,130	792	4,828
Long-term borrowings	1,395	707	384	406	2,892
Subordinated debentures and capital securities	361	311	302	412	1,386
Total interest expense	14,957	16,346	16,451	19,349	67,103
Net interest income	30,129	29,410	28,414	28,249	116,202
Provision for loan and lease losses	10,475	3,219	2,493	3,223	19,410
Net interest income after provision for loan and lease losses	19,654	26,191	25,921	25,026	96,792

Noninterest income
Service charges on deposit accounts	4,752	5,348	4,951	4,607	19,658
Trust and wealth management fees	3,745	4,390	4,654	4,622	17,411
Bankcard income	1,457	1,405	1,493	1,298	5,653
Net gains from sales of loans	321	376	188	219	1,104
Gains on sales of investment securities	0	0	0	1,585	1,585
(Loss) income on preferred securities	(137)	(3,400)	(221)	20	(3,738)
Other	2,510	2,359	2,683	2,524	10,076
Total noninterest income	12,648	10,478	13,748	14,875	51,749

Noninterest expenses
Salaries and employee benefits	17,015	16,879	15,895	17,073	66,862
Net occupancy	2,635	2,538	2,510	2,952	10,635
Furniture and equipment	1,748	1,690	1,617	1,653	6,708
Data processing	840	791	814	793	3,238
Marketing	935	622	474	517	2,548
Communication	704	601	749	805	2,859
Professional services	912	729	1,061	761	3,463
State intangible tax	435	697	688	686	2,506
FDIC expense	158	115	121	127	521
Other	4,465	3,678	4,040	3,653	15,836
Total noninterest expenses	29,847	28,340	27,969	29,020	115,176
Income before income taxes	2,455	8,329	11,700	10,881	33,365
Income tax expense	371	2,597	3,892	3,543	10,403
Net income	2,084	5,732	7,808	7,338	22,962
Dividends on preferred stock	0	0	0	0	0
Net income available to common shareholders	$2,084	$5,732	$7,808	$7,338	$22,962

ADDITIONAL DATA
Net earnings per common share - basic	$0.06	$0.15	$0.21	$0.20	$0.62
Net earnings per common share - diluted	$0.06	$0.15	$0.21	$0.20	$0.61
Dividends declared per common share	$0.17	$0.17	$0.17	$0.17	$0.68

Return on average assets	0.23%	0.66%	0.93%	0.89%	0.67%
Return on average shareholders' equity	2.89%	8.24%	11.26%	10.66%	8.21%

Interest income	$45,086	$45,756	$44,865	$47,598	$183,305
Tax equivalent adjustment	360	424	510	514	1,808
Interest income - tax equivalent	45,446	46,180	45,375	48,112	185,113
Interest expense	14,957	16,346	16,451	19,349	67,103
Net interest income - tax equivalent	$30,489	$29,834	$28,924	$28,763	$118,010

Net interest margin	3.67%	3.68%	3.72%	3.78%	3.71%
Net interest margin (fully tax equivalent) (1)	3.71%	3.73%	3.78%	3.85%	3.77%

Full-time equivalent employees	1,061	1,052	1,058	1,056

(1) The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income on a fully tax equivalent basis.  Therefore, management believes, these measures provided useful information to investors by allowing them to make peer comparisons.  Management also uses these measures to make peer comparisons.

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
CONSOLIDATED STATEMENTS OF CONDITION

(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	% Change	% Change
	2009	2009	2009	2009	2008	Linked Qtr.	Comparable Qtr.
ASSETS
Cash and due from banks	$344,150	$243,924	$74,347	$72,508	$100,935	41.1%	241.0%
Interest-bearing deposits with other banks	262,017	728,853	6,591	7,055	0	(64.1)%	N/M
Investment securities trading	200	338	184	72	61	(40.8)%	227.9%
Investment securities available-for-sale	471,002	523,355	528,179	732,868	659,756	(10.0)%	(28.6)%
Investment securities held-to-maturity	18,115	17,928	4,536	4,701	4,966	1.0%	264.8%
Other investments	89,830	87,693	27,976	27,976	27,976	2.4%	221.1%
Loans held for sale	8,052	2,729	6,193	6,342	3,854	195.1%	108.9%
Loans
Commercial	798,622	818,608	876,730	850,111	807,720	(2.4)%	(1.1)%
Real estate - construction	253,223	245,535	266,452	251,115	232,989	3.1%	8.7%
Real estate - commercial	1,079,628	1,037,121	988,901	859,303	846,673	4.1%	27.5%
Real estate - residential	321,047	331,678	337,704	360,013	383,599	(3.2)%	(16.3)%
Installment	82,989	86,940	88,370	91,767	98,581	(4.5)%	(15.8)%
Home equity	328,940	324,340	307,749	298,000	286,110	1.4%	15.0%
Credit card	29,027	27,713	27,023	26,191	27,538	4.7%	5.4%
Lease financing	14	19	25	45	50	(26.3)%	(72.0)%
Total loans, excluding covered loans	2,893,490	2,871,954	2,892,954	2,736,545	2,683,260	0.7%	7.8%
Covered loans	1,929,549	2,041,691	0	0	0	N/M	N/M
Total loans	4,823,039	4,913,645	2,892,954	2,736,545	2,683,260	(1.8)%	79.7%
Less
Allowance for loan and lease losses	59,311	55,770	38,649	36,437	35,873	6.3%	65.3%
Net loans	4,763,728	4,857,875	2,854,305	2,700,108	2,647,387	(1.9)%	79.9%
Premises and equipment	107,351	106,401	86,216	85,385	84,105	0.9%	27.6%
Goodwill	51,908	51,908	28,261	28,261	28,261	0.0%	83.7%
Other intangibles	7,461	8,094	465	500	1,002	(7.8)%	644.6%
OREO covered by loss share	12,916	11,057	0	0	0	16.8%	N/M
FDIC indemnification asset	316,040	316,389	0	0	0	(0.1)%	N/M
Accrued interest and other assets	228,353	301,162	166,100	143,420	140,839	(24.2)%	62.1%
Total Assets	$6,681,123	$7,257,706	$3,783,353	$3,809,196	$3,699,142	(7.9)%	80.6%

LIABILITIES
Deposits
Interest-bearing	$1,356,249	$1,364,556	$599,365	$622,263	$636,945	(0.6)%	112.9%
Savings	1,010,469	965,750	657,300	705,229	583,081	4.6%	73.3%
Time	2,229,400	2,703,392	1,111,399	1,137,398	1,150,208	(17.5)%	93.8%
Total interest-bearing deposits	4,596,118	5,033,698	2,368,064	2,464,890	2,370,234	(8.7)%	93.9%
Noninterest-bearing	754,522	802,286	423,781	427,068	413,283	(6.0)%	82.6%
Total deposits	5,350,640	5,835,984	2,791,845	2,891,958	2,783,517	(8.3)%	92.2%
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	37,430	35,763	206,777	162,549	147,533	4.7%	(74.6)%
Federal Home Loan Bank	0	65,000	125,000	160,000	150,000	(100.0)%	(100.0)%
Other	0	0	25,000	40,000	57,000	N/M	(100.0)%
Total short-term borrowings	37,430	100,763	356,777	362,549	354,533	(62.9)%	(89.4)%
Long-term debt	404,716	410,356	135,908	136,832	148,164	(1.4)%	173.2%
Other long-term debt	20,620	20,620	20,620	20,620	20,620	0.0%	0.0%
Accrued interest and other liabilities	192,550	219,357	31,567	43,477	43,981	(12.2)%	337.8%
Total Liabilities	6,005,956	6,587,080	3,336,717	3,455,436	3,350,815	(8.8)%	79.2%

SHAREHOLDERS' EQUITY
Preferred stock	79,195	78,271	78,173	78,075	78,019	1.2%	1.5%
Common stock	490,532	490,854	490,292	394,887	394,169	(0.1)%	24.4%
Retained earnings	301,328	293,610	74,285	77,695	76,339	2.6%	294.7%
Accumulated other comprehensive loss	(10,487)	(6,659)	(10,700)	(8,564)	(11,905)	57.5%	(11.9)%
Treasury stock, at cost	(185,401)	(185,450)	(185,414)	(188,333)	(188,295)	(0.0)%	(1.5)%
Total Shareholders' Equity	675,167	670,626	446,636	353,760	348,327	0.7%	93.8%
Total Liabilities and Shareholders' Equity	$6,681,123	$7,257,706	$3,783,353	$3,809,196	$3,699,142	(7.9)%	80.6%

N/M = Not meaningful.

FIRST FINANCIAL BANCORP.
AVERAGE CONSOLIDATED STATEMENTS OF CONDITION

(Dollars in thousands)
(Unaudited)

	Quarterly Averages					Year-to-Date Averages
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
ASSETS
Cash and due from banks	$274,601	$107,216	$72,402	$78,359	$87,307	$133,611	$86,265
Interest-bearing deposits with other banks	447,999	136,210	8,614	7,291	1,737	151,198	18,603
Investment securities	608,952	575,697	731,119	758,257	574,893	667,843	452,921
Loans held for sale	2,936	2,629	5,942	5,085	1,876	4,138	2,525
Loans
Commercial	839,456	855,996	843,183	825,399	809,869	841,088	803,945
Real estate - construction	256,915	261,601	257,487	242,750	220,839	254,746	188,763
Real estate - commercial	1,048,650	1,002,073	869,985	858,403	830,121	945,456	771,014
Real estate - residential	333,858	333,981	348,834	372,853	417,499	347,238	486,568
Installment	87,825	87,506	89,857	94,881	102,814	89,991	116,851
Home equity	332,169	315,629	302,159	291,038	280,900	310,376	265,362
Credit card	28,025	27,292	26,577	26,641	26,902	27,138	26,348
Lease financing	16	22	39	47	75	31	170
Total loans, excluding covered loans	2,926,914	2,884,100	2,738,121	2,712,012	2,689,019	2,816,064	2,659,021
Covered loans	1,968,136	460,943	0	0	0	612,261	0
Total loans	4,895,050	3,345,043	2,738,121	2,712,012	2,689,019	3,428,325	2,659,021
Less
Allowance for loan and lease losses	54,164	42,034	36,644	37,189	29,710	42,553	29,391
Net loans	4,840,886	3,303,009	2,701,477	2,674,823	2,659,309	3,385,772	2,629,630
Premises and equipment	106,999	91,252	85,433	84,932	83,307	92,212	80,561
Goodwill	51,627	64,309	28,261	28,261	28,261	43,368	28,261
Other intangibles	7,885	2,553	489	982	613	2,995	646
OREO covered by loss share	11,383	7,065	0	0	0	4,650	0
FDIC indemnification asset	310,295	78,387	0	0	0	97,969	0
Accrued interest and other assets	200,360	140,482	150,721	139,520	128,748	157,758	126,863
Total Assets	$6,863,923	$4,508,809	$3,784,458	$3,777,510	$3,566,051	$4,741,514	$3,426,275

LIABILITIES
Deposits
Interest-bearing	$1,424,199	$745,604	$630,885	$642,934	$611,129	$862,730	$608,708
Savings	978,842	835,615	645,197	620,509	604,370	771,202	610,875
Time	2,378,867	1,484,158	1,131,972	1,142,257	1,151,622	1,537,564	1,180,553
Total interest-bearing deposits	4,781,908	3,065,377	2,408,054	2,405,700	2,367,121	3,171,496	2,400,136
Noninterest-bearing	768,573	543,320	425,330	416,206	412,644	539,336	397,267
Total deposits	5,550,481	3,608,697	2,833,384	2,821,906	2,779,765	3,710,832	2,797,403
Short-term borrowings
Federal funds purchased and securities sold under agreements to repurchase	41,456	55,197	176,592	127,652	98,690	99,865	46,913
Federal Home Loan Bank	1,096	72,855	169,341	218,100	150,867	114,637	118,550
Other	0	22,826	39,836	56,078	53,044	29,512	56,680
Total short-term borrowings	42,552	150,878	385,769	401,830	302,601	244,014	222,143
Long-term debt	408,744	205,908	136,189	144,358	151,434	224,475	78,776
Other long-term debt	20,620	20,620	20,620	20,620	20,620	20,620	20,620
Total borrowed funds	471,916	377,406	542,578	566,808	474,655	489,109	321,539
Accrued interest and other liabilities	161,686	41,867	28,552	37,939	25,049	67,780	27,624
Total Liabilities	6,184,083	4,027,970	3,404,514	3,426,653	3,279,469	4,267,721	3,146,566

SHAREHOLDERS' EQUITY
Preferred stock	78,573	78,221	78,126	78,038	7,805	78,241	1,962
Common stock	490,889	490,596	418,086	394,500	391,601	448,897	390,946
Retained earnings	302,159	106,729	78,296	77,317	81,932	141,647	81,396
Accumulated other comprehensive loss	(6,372)	(9,290)	(7,936)	(10,677)	(6,462)	(8,559)	(6,069)
Treasury stock, at cost	(185,409)	(185,417)	(186,628)	(188,321)	(188,294)	(186,433)	(188,526)
Total Shareholders' Equity	679,840	480,839	379,944	350,857	286,582	473,793	279,709
Total Liabilities and Shareholders' Equity	$6,863,923	$4,508,809	$3,784,458	$3,777,510	$3,566,051	$4,741,514	$3,426,275

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE / VOLUME ANALYSIS (1)

(Dollars in thousands)
(Unaudited)

	Quarterly Averages						Year-to-Date Averages
	Dec. 31, 2009		Sep. 30, 2009		Dec. 31, 2008		Dec. 31, 2009		Dec. 31, 2008
	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield	Balance	Yield
Earning assets
Investment securities	$608,952	4.39%	$575,697	4.54%	$574,893	4.99%	$667,843	4.62%	$452,921	5.01%
Interest-bearing deposits with other banks	447,999	0.18%	136,210	0.25%	1,737	1.37%	151,198	0.14%	18,603	3.40%
Gross loans, including covered loans and indemnification asset (2)	5,208,281	6.58%	3,426,059	5.57%	2,690,895	5.60%	3,530,432	5.73%	2,661,546	6.01%
Total earning assets	6,265,232	5.91%	4,137,966	5.25%	3,267,525	5.49%	4,349,473	5.36%	3,133,070	5.85%

Nonearning assets
Allowance for loan and lease losses	(54,164)		(42,034)		(29,710)		(42,553)		(29,391)
Cash and due from banks	274,601		107,216		87,307		133,611		86,265
Accrued interest and other assets	378,254		305,661		240,929		300,983		236,331
Total assets	$6,863,923		$4,508,809		$3,566,051		$4,741,514		$3,426,275

Interest-bearing liabilities
Total interest-bearing deposits	$4,781,908	1.43%	$3,065,377	1.49%	$2,367,121	2.02%	$3,171,496	1.50%	$2,400,136	2.42%
Borrowed funds
Short-term borrowings	42,552	0.21%	150,878	0.69%	302,601	1.56%	244,014	0.54%	222,143	2.17%
Long-term debt	408,744	2.53%	205,908	3.81%	151,434	3.66%	224,475	3.18%	78,776	3.67%
Other long-term debt	20,620	6.20%	20,620	6.21%	20,620	6.96%	20,620	5.83%	20,620	6.72%
Total borrowed funds	471,916	2.49%	377,406	2.69%	474,655	2.47%	489,109	1.98%	321,539	2.83%
Total interest-bearing liabilities	5,253,824	1.52%	3,442,783	1.62%	2,841,776	2.09%	3,660,605	1.56%	2,721,675	2.47%

Noninterest-bearing liabilities
Noninterest-bearing demand deposits	768,573		543,320		412,644		539,336		397,267
Other liabilities	161,686		41,867		25,049		67,780		27,624
Shareholders' equity	679,840		480,839		286,582		473,793		279,709
Total liabilities & shareholders' equity	$6,863,923		$4,508,809		$3,566,051		$4,741,514		$3,426,275

Net interest income (1)	$73,182		$40,664		$30,129		$175,983		$116,202
Net interest spread (1)		4.39%		3.63%		3.40%		3.80%		3.39%
Net interest margin (1)		4.63%		3.90%		3.67%		4.05%		3.71%

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
NET INTEREST MARGIN RATE / VOLUME ANALYSIS (1)

(Dollars in thousands)
(Unaudited)

	Linked Qtr. Income Variance			Comparable Qtr. Income Variance			Year-to-Date Income Variance
	Rate	Volume	Total	Rate	Volume	Total	Rate	Volume	Total
Earning assets
Investment securities	$(219)	$368	$149	$(851)	$377	$(474)	$(1,753)	$9,934	$8,181
Interest-bearing deposits with other banks	63	145	208	(5)	207	202	(607)	182	(425)
Gross loans, including covered loans and indemnification asset (2)	8,709	29,564	38,273	6,773	41,758	48,531	(7,585)	49,752	42,167
Total earning assets	8,553	30,077	38,630	5,917	42,342	48,259	(9,945)	59,868	49,923

Interest-bearing liabilities
Total interest-bearing deposits	$(460)	$6,177	$5,717	$(3,497)	$8,689	$5,192	$(21,989)	$11,572	$(10,417)
Borrowed funds
Short-term borrowings	(179)	(59)	(238)	(1,022)	(141)	(1,163)	(3,628)	118	(3,510)
Long-term debt	(662)	1,296	634	(428)	1,644	1,216	(385)	4,638	4,253
Other long-term debt	(1)	-	(1)	(39)	-	(39)	(184)	-	(184)
Total borrowed funds	(842)	1,237	395	(1,489)	1,503	14	(4,197)	4,756	559
Total interest-bearing liabilities	(1,302)	7,414	6,112	(4,986)	10,192	5,206	(26,186)	16,328	(9,858)

Net interest income (1)	$9,855	$22,663	$32,518	$10,903	$32,150	$43,053	$16,241	$43,540	$59,781

(1) Not tax equivalent.
(2) Loans held for sale, nonaccrual loans, covered loans, and indemnification asset are included in gross loans.

FIRST FINANCIAL BANCORP.
CREDIT QUALITY
(excluding covered assets)

(Dollars in thousands)
(Unaudited)

	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Full Year	Full Year
	2009	2009	2009	2009	2008	2009	2008

ALLOWANCE FOR LOAN AND LEASE LOSS ACTIVITY
Balance at beginning of period	$55,770	$38,649	$36,437	$35,873	$30,353	35,873	$29,057
Provision for loan and lease losses	14,812	26,655	10,358	4,259	10,475	56,084	19,410
Gross charge-offs
Commercial	1,143	2,924	4,707	2,521	2,168	11,295	5,227
Real estate - construction	6,788	4,552	1,340	0	0	12,680	0
Real estate - commercial	1,854	927	1,351	382	2,083	4,514	3,526
Real estate - residential	262	471	351	231	47	1,315	648
Installment	449	315	304	400	493	1,468	1,963
Home equity	1,105	382	332	218	238	2,037	1,549
All other	454	492	386	308	374	1,640	1,724
Total gross charge-offs	12,055	10,063	8,771	4,060	5,403	34,949	14,637
Recoveries
Commercial	148	91	333	60	165	632	654
Real estate - construction	0	0	0	0	0	0	0
Real estate - commercial	360	167	14	16	40	557	99
Real estate - residential	3	2	20	2	5	27	25
Installment	195	205	203	254	189	857	975
Home equity	6	9	1	0	0	16	30
All other	72	55	54	33	49	214	260
Total recoveries	784	529	625	365	448	2,303	2,043
Total net charge-offs	11,271	9,534	8,146	3,695	4,955	32,646	12,594
Ending allowance for loan and lease losses	$59,311	$55,770	$38,649	$36,437	$35,873	59,311	$35,873

NET CHARGE-OFFS TO AVERAGE LOANS AND LEASES (ANNUALIZED)
Commercial	0.47%	1.31%	2.08%	1.21%	0.98%	1.27%	0.57%
Real estate - construction	10.48%	6.90%	2.09%	0.00%	0.00%	4.98%	0.00%
Real estate - commercial	0.57%	0.30%	0.62%	0.17%	0.98%	0.42%	0.44%
Real estate - residential	0.31%	0.56%	0.38%	0.25%	0.04%	0.37%	0.13%
Installment	1.15%	0.50%	0.45%	0.62%	1.18%	0.68%	0.85%
Home equity	1.31%	0.47%	0.44%	0.30%	0.34%	0.65%	0.57%
All other	5.40%	6.35%	5.00%	4.18%	4.79%	5.25%	5.52%
Total net charge-offs	1.53%	1.31%	1.19%	0.55%	0.73%	1.16%	0.47%

COMPONENTS OF NONPERFORMING LOANS, NONPERFORMING ASSETS, AND UNDERPERFORMING ASSETS
Nonaccrual loans
Commercial	$13,756	$13,244	$8,100	$8,412	$5,930	$13,756	$5,930
Real estate - construction	35,604	26,575	11,936	240	240	35,604	240
Real estate - commercial	15,320	12,407	10,130	9,170	4,779	15,320	4,779
Real estate - residential	3,993	5,253	4,897	4,724	5,363	3,993	5,363
Installment	660	493	394	464	459	660	459
Home equity	2,324	2,534	2,136	1,681	1,204	2,324	1,204
All other	0	0	0	0	6	0	6
Total nonaccrual loans	71,657	60,506	37,593	24,691	17,981	71,657	17,981
Restructured loans	6,125	3,102	197	201	204	6,125	204
Total nonperforming loans	77,782	63,608	37,790	24,892	18,185	77,782	18,185
Other real estate owned (OREO)	4,145	4,301	5,166	3,513	4,028	4,145	4,028
Total nonperforming assets	81,927	67,909	42,956	28,405	22,213	81,927	22,213
Accruing loans past due 90 days or more	417	308	318	255	138	417	138
Total underperforming assets	$82,344	$68,217	$43,274	$28,660	$22,351	$82,344	$22,351
Total classified assets	$163,451	$137,288	$106,315	$79,256	$67,393	$163,451	$67,393

CREDIT QUALITY RATIOS
Allowance for loan and lease losses to
Nonaccrual loans	82.77%	92.17%	102.81%	147.57%	199.51%	82.77%	199.51%
Nonperforming loans	76.25%	87.68%	102.27%	146.38%	197.27%	76.25%	197.27%
Total ending loans	2.05%	1.94%	1.34%	1.33%	1.34%	2.05%	1.34%
Nonperforming loans to total loans	2.69%	2.21%	1.31%	0.91%	0.68%	2.69%	0.68%
Nonperforming assets to
Ending loans, plus OREO	2.83%	2.36%	1.48%	1.04%	0.83%	2.83%	0.83%
Total assets	1.23%	0.94%	1.14%	0.75%	0.60%	1.23%	0.60%

FIRST FINANCIAL BANCORP.
CAPITAL ADEQUACY

(Dollars in thousands)
(Unaudited)

						Twelve months ended,
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2009	2009	2009	2009	2008	2009	2008
PER COMMON SHARE
Market Price
High	$15.48	$12.07	$11.92	$12.10	$14.30	$15.48	$14.80
Low	$11.83	$7.52	$7.35	$5.58	$10.81	$5.58	$8.10
Close	$14.56	$12.05	$7.53	$9.53	$12.39	$14.56	$12.39

Average common shares outstanding - basic	51,030,661	51,027,887	40,734,254	37,142,531	37,133,725	45,028,640	37,112,065
Average common shares outstanding - diluted	51,653,562	51,457,189	41,095,949	37,840,954	37,567,032	45,556,868	37,484,198
Ending common shares outstanding	51,433,821	51,431,422	51,434,346	37,474,422	37,481,201	51,433,821	37,481,201

REGULATORY CAPITAL	Preliminary					Preliminary
Tier 1 Capital	$654,223	$644,988	$454,243	$358,834	$356,307	$654,223	$356,307
Tier 1 Ratio	16.74%	16.06%	14.77%	12.16%	12.38%	16.74%	12.38%
Total Capital	$703,323	$695,420	$492,696	$395,271	$392,180	$703,323	$392,180
Total Capital Ratio	18.00%	17.32%	16.02%	13.39%	13.62%	18.00%	13.62%
Total Capital in excess of minimum requirement	$390,665	$374,219	$246,613	$159,133	$161,896	$390,665	$161,896
Total Risk-Weighted Assets	$3,908,225	$4,015,018	$3,076,042	$2,951,721	$2,878,548	$3,908,225	$2,878,548
Leverage Ratio	9.57%	14.41%	12.02%	9.51%	10.00%	9.57%	10.00%

OTHER CAPITAL RATIOS
Ending shareholders' equity to ending assets	10.11%	9.24%	11.81%	9.29%	9.42%	10.11%	9.42%
Ending common shareholders' equity to ending assets	8.92%	8.16%	9.74%	7.24%	7.31%	8.92%	7.31%
Ending tangible shareholders' equity to ending tangible assets	9.30%	8.48%	11.14%	8.60%	8.70%	9.30%	8.70%
Ending tangible common shareholders' equity to ending tangible assets	8.10%	7.40%	9.06%	6.54%	6.57%	8.10%	6.57%
Average shareholders' equity to average assets	9.90%	10.66%	10.04%	9.29%	8.04%	9.99%	8.16%
Average common shareholders' equity to average assets	8.76%	8.93%	7.98%	7.22%	7.82%	8.34%	8.11%
Average tangible shareholders' equity to average tangible assets	9.12%	9.46%	9.35%	8.59%	7.28%	8.85%	7.37%
Average tangible common shareholders' equity to average tangible assets	7.96%	7.70%	7.27%	6.51%	7.05%	7.18%	7.31%